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                                                        Exhibit 10.5

                                Amendment of the
                    BURLINGTON NORTHERN SANTA FE CORPORATION
                      SENIOR MANAGEMENT STOCK DEFERRAL PLAN


     WHEREAS, BURLINGTON NORTHERN SANTA FE CORPORATION (the "Company") maintains the Burlington Northern Santa Fe Corporation Senior Management Stock Deferral Plan (the "Plan"); and


     WHEREAS, pursuant to Section 24 of the Plan, the Chief Executive Officer of the Company has the authority to amend the Plan; and


     WHEREAS, amendment of the Plan now is considered desirable;


     NOW THEREFORE, effective as of the date of execution of this Amendment,
Section 13(b) of the Plan is amended to read as follows:

         (b) The Participant may revise the election to provide for a different form of distribution following the Participant's date of Retirement, but only if the election is filed with the Company at least one year prior to the Participant's date of Retirement.


     The Plan shall otherwise remain in full force and effect.



Executed this       19th        day of November, 2001.
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         /s/ Matthew K. Rose
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Matthew K. Rose, President and Chief Executive Officer